Supplement dated January 25, 2022
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Integrated Large Cap Value Fund	12/10/2021
Shareholders of BMO Large-Cap Value Fund (the Predecessor Fund) redeemed all Class R6 shares prior to the Reorganization of the Predecessor Fund with and into Columbia Integrated Large Cap Value Fund (the Fund) thereby resulting in liquidation of the share class. Therefore, all references and information related to Class R6 of the Predecessor Fund as the predecessor share class to Class Inst3 of the Fund are hereby removed and, effective immediately, the Prospectus and Summary Prospectus are hereby revised as follows.
Footnote (d) and footnote (e) to the Annual Fund Operating Expenses table under the heading "Fees and Expenses of the Fund" that appears in the Summary Prospectus and the Summary of the Fund section of the Prospectus are hereby revised as follows:
(d)	Other expenses for Class A and Class Adv shares have been restated to reflect current fees paid by the Fund and other expenses for Class C, Class Inst, Class Inst2, Class Inst3 and Class R shares are based on estimated amounts for the Fund’s current fiscal year.
(e)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through December 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.80% for Class A, 0.55% for Class Adv, 1.55% for Class C, 0.55% for Class Inst, 0.46% for Class Inst2, 0.40% for Class Inst3 and 1.05% for Class R. The fee waivers and/or expense reimbursement shown in the table for Class Inst3 also reflect the contractual agreement of the Fund’s transfer agent to waive fees and/or to reimburse expenses through December 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board, so that the Fund’s transfer agency fees do not exceed the annual rate of 0.01% for Class Inst3.
The rest of the section remains the same.
The information under the heading "Performance Information" in the Summary Prospectus and the Summary of the Fund section of the Prospectus is hereby revised to remove the information for Class Inst3 shares in the table of Average Annual Total Returns After Applicable Sales Charges and to replace the first paragraph under the caption with the following:
The Fund is the successor to BMO Large-Cap Value Fund (the Predecessor Fund) pursuant to a reorganization of the Predecessor Fund with and into the Fund (the Reorganization) that took place January 21, 2022 (the Reorganization Date). The Fund commenced operations on the Reorganization Date. Performance information, including the share class inception date, shown for the Fund’s Class A and Class Adv shares for all periods prior to the Reorganization Date is historical information for the Predecessor Fund's corresponding Class A and Class I shares, respectively. At the Reorganization Date, the Predecessor Fund did not offer a corresponding share class of the Fund's Class C, Class Inst, Class Inst2, Class Inst3, and Class R shares and, therefore, no performance information is shown for those share classes. Performance information has not been adjusted to reflect any differences in fees and expenses between the Predecessor Fund and the Fund. If differences in fees and expenses were reflected, the returns for all periods would have been lower. The Predecessor Fund was managed by BMO Asset Management Corp. (BMO AM) and had the same investment objective and a substantially identical investment strategy to the Fund.
The rest of the section remains the same.
The information under the heading "Understanding Annual Fund Operating Expenses" in the "More Information About the Fund – Additional Investment Strategies and Policies" section of the Prospectus is hereby replaced with the following:
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Predecessor Fund’s most recently completed fiscal year for Class A and Class Adv shares, and are based on estimated amounts for the Fund's current fiscal year for Class C, Class Inst, Class Inst2, Class Inst3 and Class R shares. The Fund's annual operating expenses may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any changes in the Fund’s average net assets after the date of this prospectus. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. As applicable, any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
The rest of the section remains the same.
SUP317_08_001_(01/22)

The information beneath the table that appears under the heading "Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance" in the "More Information About the Fund – Additional Investment Strategies and Policies" section is hereby revised to add the following:
Reflected in the cap commitments with respect to Class Inst3 is a contractual agreement by the Transfer Agent to waive fees and/or to reimburse expenses through December 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board, so that the fees payable under the Fund’s transfer agency agreement do not exceed the annual rate of 0.01% for Class Inst3.
The rest of the section remains the same.
The information in the Financial Highlights section of the Prospectus is hereby revised to remove the information in the tables related to Class Inst3 and to replace the paragraph preceding the tables with the following:
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. The financial highlights information for all periods for Class A and Class Adv shares of the Fund are those of the Predecessor Fund’s corresponding Class A and Class I shares, respectively. At the Reorganization Date, the Predecessor Fund did not offer a corresponding share class of the Fund’s other share classes and, therefore, financial highlights information for those share classes is not available. The information for each of the fiscal years shown below has been derived from information audited by KPMG LLP, the independent registered public accounting firm of the Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s annual report, which is available upon request.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP317_08_001_(01/22)